Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dimeco, Inc. (the Company) on Form 10-Q for the period ending September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof November 14, 2011, we, Gary C. Beilman, President and Chief Executive Officer, and Maureen H. Beilman, Chief Financial Officer, certify, pursuant to 18 U.S.C.  1350, as adopted pursuant to  906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary C. Beilman	/s/ Maureen H. Beilman
Gary C. Beilman	Maureen H. Beilman
President and Chief Executive Officer	Chief Financial Officer

November 14, 2011